UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 21, 2013

CHESAPEAKE LODGING TRUST

(Exact name of registrant as specified in its charter)

Maryland	001-34572	27-0372343
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1997 Annapolis Exchange Parkway, Suite 410 Annapolis, MD		21401
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (410) 972-4140

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events.

On February 21, 2013, Chesapeake Lodging Trust issued a press release indicating that its Board of Trustees had declared cash dividends in the amounts of $0.24 per share payable to its common shareholders and $0.484375 per share payable to its preferred shareholders, both of record as of March 29, 2013. The dividends will be paid on April 15, 2013. As March 29, 2013 falls on a holiday observed by the New York Stock Exchange, the effective record date for both dividends will be the close of business on Thursday, March 28, 2013.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: February 25, 2013	CHESAPEAKE LODGING TRUST

	By:	/s/ Graham J. Wootten
Graham J. Wootten
Senior Vice President and Chief Accounting Officer